UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 1, 2018 (January 26, 2018)

NINE ENERGY SERVICE, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-38347	80-0759121
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2001 Kirby Drive, Suite 200

Houston, Texas 77019

(Address of Principal Executive Offices)

(281) 730-5100

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Item 5.02(f) Determination of Cash Bonus Awards for Fiscal Year 2017

On January 26, 2018, the Board of Directors of Nine Energy Service, Inc. (the “Company”) approved cash bonus awards for the fiscal year ended December 31, 2017 for the Company’s Named Executive Officers identified in the Company’s Amendment No. 6 to Registration Statement on Form S-1 (File No. 333-217601) (the “Registration Statement”), filed by the Company with the Securities and Exchange Commission on January 9, 2018. All other compensation for the Named Executive Officers for fiscal year 2017 was previously reported by the Company in the 2017 Summary Compensation Table beginning on page 119 of the Registration Statement. As of the filing of the Registration Statement, the amounts of the cash bonus awards for fiscal year 2017 for the Named Executive Officers had not been determined and, therefore, were not included in the 2017 Summary Compensation Table included in the Registration Statement. Pursuant to Item 5.02(f) of Form 8-K, the amounts of the cash bonus awards for fiscal year 2017 and the total compensation for fiscal year 2017 for the Named Executive Officers, recalculated to include the cash bonus awards for fiscal year 2017, are set forth below.

Name and Principal Position	Bonus ($)		Total ($)
Ann G. Fox	$500,000		$3,979,940
(President and Chief Executive Officer)

David Crombie	$250,000	(1)	$1,596,554
(Executive Vice President and President—Completion Solutions)

Theodore R. Moore	$150,000		$748,771
(Senior Vice President and General Counsel)

Edward Bruce Morgan	$125,500		$611,814
(President—Production Solutions)

(1)	This amount excludes the $50,000 annual guaranteed bonus Mr. Crombie is eligible to receive pursuant his employment agreement, which amount was previously included in the 2017 Summary Compensation Table included in the Registration Statement.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 1, 2018

NINE ENERGY SERVICE, INC.

By:	/s/ Theodore R. Moore
Theodore R. Moore Senior Vice President and General Counsel

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